                                     EXHIBIT 21

                                TOWNE BANCORP, INC.

                           SUBSIDIARIES OF THE REGISTRANT



                                          STATE OF             PERCENTAGE OF
               SUBSIDIARY               INCORPORATION            SECURITIES
               ----------               -------------            ----------
                 OWNED
                 -----
             Towne Bank (1)                 Ohio                    100%




(1)   The subsidiary's principal office is located in Perrysburg, Ohio.